As filed with the Securities and Exchange                      File No. 33-27247
Commission on April 26, 2001                                   File No. 811-5773

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
--------------------------------------------------------------------------------
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 20

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 26

                             AETNA BALANCED VP, INC.

             151 FARMINGTON AVENUE TS31, HARTFORD, CONNECTICUT 06156
                                 (860) 275-3252

                            Michael Gioffre, Counsel
          10 STATE HOUSE SQUARE SH11, HARTFORD, CONNECTICUT 06103-3602
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:


     X    on May 1, 2001 pursuant to paragraph (b) of Rule 485
   -----

                                     PART B

The Statement of Additional Information is incorporated into Part B of this Post-Effective Amendment No. 20 by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 333-05173), as filed electronically on April 26, 2001.

                            AETNA BALANCED VP, INC.

                                   PROSPECTUS


                                  MAY 1, 2001


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO REPRESENTS TO THE CONTRARY HAS COMMITTED A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----

THE FUND'S INVESTMENTS............................     1
  INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
  STRATEGIES AND RISKS, INVESTMENT PERFORMANCE....     1

FUND EXPENSES.....................................     4

OTHER CONSIDERATIONS..............................     4

MANAGEMENT OF THE FUND............................     5

INVESTMENTS IN AND REDEMPTIONS FROM THE FUND......     6

TAX INFORMATION...................................     7

FINANCIAL HIGHLIGHTS..............................     8

ADDITIONAL INFORMATION............................     9

THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS, INVESTMENT PERFORMANCE

INVESTMENT OBJECTIVE. Aetna Balanced VP, Inc. (Fund), seeks to MAXIMIZE INVESTMENT RETURN, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Fund's investment adviser, Aeltus Investment Management, Inc. (Aeltus), of which of those sectors or mix thereof offers the best investment prospects.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund allocates its assets among the following asset classes:

       - Equities, such as common and preferred stocks.

       - Debt, such as bonds, mortgage-related and other asset-backed securities, U.S. Government securities, and money market instruments.


Aeltus typically maintains approximately 60% of the Fund's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.



In managing the EQUITY COMPONENT of the Fund, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.



In managing the DEBT COMPONENT of the Fund, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield, high-risk bonds (high-yield bonds). High-yield bonds are fixed income securities rated below BBB- by Standard and Poor's Corporation or Baa3 by Moody's Investors Services, Inc. or, if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest in foreign debt securities.


PRINCIPAL RISKS. The principal risks of investing in the Fund are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.


Risks attributable to STOCK investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. In addition, stocks of smaller sized companies tend to be more volatile and less liquid than stocks of larger companies.


                                                       Aetna Balanced VP, Inc. 1

The Fund's FIXED-INCOME investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield bonds are even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.


Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.


FUND SHARES WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THERE IS NO GUARANTY THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Shares of the Fund are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. Due to differences in tax treatment or other considerations, the interests of various contract owners participating in the Fund and the interests of qualified plans investing in the Fund might at some time be in conflict. The Fund's Board of Directors (Board) will monitor the Fund for any material conflicts and determine what action, if any, should be taken to resolve these conflicts.

2 Aetna Balanced VP, Inc.

INVESTMENT PERFORMANCE


YEAR-BY-YEAR TOTAL RETURN


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEARS ENDED DECEMBER 31,

1991  18.37%
1992   6.39%
1993   9.90%
1994  -0.35%
1995  27.23%
1996  15.17%
1997  22.49%
1998  16.93%
1999  13.60%
2000  -0.56%


-Best Quarter:
  fourth quarter 1998,
  up 13.05%



-Worst Quarter:
  third quarter 1998,
  down 6.59%



This performance bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates the Fund's performance volatility. The chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.



                                      AS OF DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURN          1 YEAR  5 YEARS  10 YEARS

Balanced                             -0.56%  13.26%    12.58%
S&P 500 Index*                       -9.11%  18.33%    17.46%
LBAB**                               11.63%   6.46%    7.96%
60% S&P 500/40% LBAB                 -1.00%  13.78%    13.79%



This table shows the Fund's average annual total return. The table also compares the Fund's performance to the performance of broad-based securities market indices. The Fund's past performance is not necessarily an indication of how it will perform in the future.



The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions. The performance numbers do not reflect the deduction of any insurance fees or charges. If such charges were deducted, performance would be lower.



  * THE STANDARD & POOR'S 500 INDEX IS A VALUE-WEIGHTED, UNMANAGED INDEX OF 500 WIDELY HELD STOCKS AND IS CONSIDERED TO BE REPRESENTATIVE OF THE STOCK MARKET IN GENERAL.
 ** THE LEHMAN BROTHERS AGGREGATE BOND INDEX (LBAB) IS AN UNMANAGED INDEX AND IS COMPOSED OF SECURITIES FROM LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND, MORTGAGE-BACKED SECURITIES AND THE ASSET-BACKED SECURITIES INDICES.



                                                       Aetna Balanced VP, Inc. 3

FUND EXPENSES

The following table describes Fund expenses. Shareholder Fees are paid directly by shareholders. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all Fund shareholders. Shareholders who acquire Fund shares through an insurance company separate account should refer to the applicable contract prospectus, prospectus summary or disclosure statement for a description of insurance charges that may apply.

                                SHAREHOLDER FEES
                   (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases                      None
Maximum Deferred Sales Charge (Load)                          None

                         ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)


Management Fee                                               0.50%
Other Expenses                                               0.09%
                                                            --------
Total Operating Expenses                                     0.59%
                                                            ========



EXAMPLE



The following example is designed to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:



1 YEAR  3 YEARS  5 YEARS  10 YEARS
 $60     $189     $329      $738


THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY VARY FROM THOSE SHOWN.

OTHER CONSIDERATIONS


In addition to the principal investments and strategies described on the previous pages, the Fund may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the STATEMENT OF ADDITIONAL INFORMATION (SAI).



FUTURES CONTRACTS AND OPTIONS. The Fund may enter into futures contracts and use options. The Fund primarily uses futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).



       - Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.


       - Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

4 Aetna Balanced VP, Inc.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS. The Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rate, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, the Fund's performance might be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis.

DEFENSIVE INVESTING. In response to unfavorable market conditions, the Fund may make temporary investments that are not consistent with its principal investment objective and policies.


PORTFOLIO TURNOVER. Portfolio turnover refers to the frequency of portfolio transactions and percentage of portfolio assets being bought and sold during the year. For the fiscal year ended December 31, 2000, the Fund had a portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Fund's transaction costs.


MANAGEMENT OF THE FUND

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to the Fund. Aeltus is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by the Board. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

ADVISORY FEES

For its most recent fiscal year, the Fund paid Aeltus aggregate advisory fees equal to an annual rate of 0.50% of the average daily net assets of the Fund.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of Aeltus fixed-income and equity investment specialists.

                                                       Aetna Balanced VP, Inc. 5

INVESTMENTS IN AND REDEMPTIONS FROM THE FUND

Investors purchasing shares in connection with an insurance company contract or policy should refer to the documents pertaining to the contract or policy for information on how to direct investments in or redemptions from (including making exchanges into or out of) the Fund, and any fees that may apply.


Orders for the purchase or redemption of Fund shares that are received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) are effected at the net asset value (NAV) per share determined that day, as described below. Shares of the Fund are offered to insurance company separate accounts that fund annuity and life insurance contracts and to certain tax-qualified retirement plans. The insurance company has been designated an agent of the Fund for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by the Fund, provided that the Fund receives notice of the orders by 9:30 a.m. eastern time the next day on which the New York Stock Exchange is open for trading.


NET ASSET VALUE. The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 eastern time).


In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term debt securities maturing in 60 days or less are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to investments in foreign securities, because those securities may be traded on markets that are open on days when the Fund does not price its shares, the Fund's NAV may change even though Fund shareholders may not be permitted to sell or redeem Fund shares.


BUSINESS HOURS. The Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

The Fund may refuse to accept any purchase order, especially if as a result of such order, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with the Fund's investment objective.

The Fund reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund reserves the right to reject any specific purchase or exchange request, including a request made by a market timer.

6 Aetna Balanced VP, Inc.

TAX INFORMATION

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended
(Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, the Fund generally will not be subject to tax on its ordinary income and net realized capital gains.

The Fund also intends to comply with the diversification requirements of
Section 817(h) of the Code for those investors who acquire shares through variable annuity contracts and variable life insurance policies so that those contract owners and policy owners should not be subject to federal tax on distributions from the Fund to the insurance company separate accounts. Contract owners and policy owners should review the applicable contract prospectus, prospectus summary or disclosure statement for information regarding the personal tax consequences of purchasing a contract or policy.


DIVIDENDS AND DISTRIBUTIONS. Dividends and capital gains distributions, if any, are paid on an annual basis usually in June. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June.


Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of payment, the share price of the Fund will be reduced by the amount of the payment.

                                                       Aetna Balanced VP, Inc. 7

FINANCIAL HIGHLIGHTS

These financial highlights are intended to help you understand the Fund's performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in this table has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's current annual report, which is available upon request.



(for one share outstanding throughout each year)



                                  YEARS ENDED DECEMBER 31,
                           --------------------------------------
                            2000    1999    1998    1997    1996
                           ------  ------  ------  ------  ------
Net asset value,
  beginning of period....  $15.57  $15.73  $16.03  $15.12  $14.50
                           ------  ------  ------  ------  ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income...............    0.43    0.44    0.46    0.50+   0.47+
  Net realized and change
    in unrealized gain or
    loss on
    investments..........   (0.49)   1.56    2.11    2.73    1.59
                           ------  ------  ------  ------  ------
      Total from
        investment
        operations.......   (0.06)   2.00    2.57    3.23    2.06
                           ------  ------  ------  ------  ------
LESS DISTRIBUTIONS:
  From net investment
    income...............   (0.46)  (0.40)  (0.39)  (1.10)  (0.35)
  From net realized gains
    on investments.......   (1.65)  (1.76)  (2.48)  (1.22)  (1.09)
                           ------  ------  ------  ------  ------
      Total
        distributions....   (2.11)  (2.16)  (2.87)  (2.32)  (1.44)
                           ------  ------  ------  ------  ------
Net asset value, end of
  period.................  $13.60  $15.57  $15.73  $16.03  $15.12
                           ======  ======  ======  ======  ======
Total return*............   (0.56)%  13.60%  16.93%  22.49%  15.17%
Net assets, end of period
  (millions).............  $1,777  $1,988  $1,852  $1,642  $1,364
Ratio of total investment
  expenses to average net
  assets.................    0.59%   0.59%   0.59%   0.58%   0.45%
Ratio of net investment
  income to average net
  assets.................    2.72%   2.81%   3.01%   3.01%   3.21%
Portfolio turnover
  rate...................  182.13% 135.71%  85.83% 112.03% 107.80%



  * THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.
  + PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.


8 Aetna Balanced VP, Inc.

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Fund. The most recent annual and semi-annual reports also contain information about the Fund's investments, as well as a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about the Fund, by calling 1-800-262-3862 or writing to:

                            Aetna Balanced VP, Inc.
                             151 Farmington Avenue
                        Hartford, Connecticut 06156-8962

The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's website (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Fund, after paying a duplicating fee, by sending an e-mail request to: PUBLICINFO@SEC.GOV, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-5773

                                                       Aetna Balanced VP, Inc. 9

                                     PART C

                                OTHER INFORMATION

ITEM 23.   EXHIBITS

       (a.1)      Articles of Incorporation(1)
       (a.2)      Articles of Amendment (March 8, 1989)(2)
       (a.3)      Articles of Amendment (April 6, 1998)(3)
       (b)        Amended and Restated Bylaws
       (c)        Instruments Defining Rights of Holders(4)
       (d)        Investment Advisory Agreement between Aetna Balanced VP,
                  Inc. (Registrant) and Aeltus Investment Management, Inc.
                  (Aeltus)
       (e)        Underwriting Agreement between the Registrant and
                  Aeltus Capital, Inc. (ACI)
       (f)        Directors' Deferred Compensation Plan(3)
       (g)        Custodian Agreement between the Registrant and Mellon Bank,
                  N.A.(1)
       (h.1)      Administrative Services Agreement between the Registrant
                  and Aeltus(3)
       (h.2)      License Agreement(2)
       (i)        Opinion and Consent of Counsel
       (j)        Consent of Independent Auditors
       (k)        Not applicable
       (l)        Not applicable
       (m)        Not applicable
       (n)        Not applicable
       (o)        Not applicable
       (p.1)      Aeltus Code of Ethics(5)
       (p.2)      Aetna Mutual Funds Code of Ethics(6)
       (q.1)      Power of Attorney (April 4, 2001)(7)
       (q.2)      Authorization for Signatures(8)


1. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 33-27247), as filed with the Securities and Exchange Commission on April 25, 1996.
2. Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 33-27247), as filed with the Securities and Exchange Commission on April 11, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A (File No. 33-27247), as filed with the Securities and Exchange Commission on April 27, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 33-27247), as filed with the Securities and Exchange Commission on June 7, 1996.
5. Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-12723), as filed with the Securities and Exchange Commission on April 5, 2001.

6. Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 333-05173), as filed with the Securities and Exchange Commission on July 31, 2000.
7. Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 333-05173), as filed with the Securities and Exchange Commission on April 26, 2001.
8. Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-05173), as filed with the Securities and Exchange Commission on September 26, 1997.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

       Registrant is a Maryland corporation for which separate financial statements are filed. As of March 30, 2001, Aetna Life Insurance and Annuity Company (ALIAC), and its affiliates, owned 99.72% of the Registrant's outstanding voting securities, through direct ownership or through one of ALIAC's separate accounts.

       Aetna is an indirect wholly owned subsidiary of ING Groep N.V.

       A list of all persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 33-81216), as filed electronically with the SEC on April 9, 2001.

ITEM 25.   INDEMNIFICATION

       Article 8, Section (d) of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit (a.1) of this Post-Effective Amendment, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are currently covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company which expires on October 1, 2002.

       Section XI.B of the Administrative Services Agreement, incorporated herein by reference to Exhibit (h.1) of this Post-Effective Amendment, provides for indemnification of Aeltus, the Administrator.

       Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

       The investment adviser, Aeltus Investment Management, Inc. (Aeltus), is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as the investment adviser and administrator for the Registrant, Aeltus acts as the investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Generation Portfolios, Inc., Aetna GET Fund, Aetna Variable Portfolios, Inc., and Aetna Series Fund, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). Aeltus also acts as the investment adviser to certain private accounts.

       The following table summarizes the business connections of the directors and principal officers of the investment adviser.

------------------------------------------------------------------------------------------------------------------------------------
Name                           Positions and Offices              Other Principal Position(s) Held
----                           with Investment Adviser            Since Dec. 31, 1998/Addresses
                               -----------------------            --------------------------------
------------------------------------------------------------------------------------------------------------------------------------
J. Scott Fox*                  Director, Managing Director,       Director, Managing Director, Chief Operating Officer
                               Chief Operating Officer, Chief     and Chief Financial Officer (since May 1996) - Aeltus
                               Financial Officer                  Trust Company; Director, Managing Director, Chief
                                                                  Operating Officer, Chief Financial Officer (since
                                                                  February 1995) - Aeltus Capital, Inc.

Thomas J. McInerney**          Director                           General Manager and Chief Executive Officer (Since
                                                                  December 2000) - ING U.S. Worksite Financial Services;
                                                                  Director (since February 1998), President (since
                                                                  August 1997) - Aetna Retirement Services, Inc.;
                                                                  Director and President (September 1997 to May 2000)
                                                                  and (Since September 2000) - Aetna Life Insurance and
                                                                  Annuity Company; Executive Vice President (August
                                                                  1997 to December 2000) - Aetna Inc.

Mark A. Tullis***              Director                           Director (since December 2000) - Aetna Life Insurance
                                                                  and Annuity Company; General Manager and Chief of
                                                                  Staff (since November 2000) - ING North America
                                                                  Insurance Corporation; Executive Vice President and
                                                                  General Manager, Strategy and Operations (1999 to
                                                                  November 2000) - ING North America Insurance
                                                                  Corporation; Executive Vice President (June 1994 to
                                                                  August 1999) - Primerica.

John G. Turner****             Director                           Vice Chairman (September 2000 to present) - ING
                                                                  Americas; Chairman and Chief Executive Officer (July
                                                                  1993 to September 2000) - ReliaStar.


Stephanie A. DeSisto*          Vice President                     Vice President (since April 2000) - Aeltus Trust Company.

Michael Gioffre*               Assistant General Counsel and      Assistant General Counsel and Secretary (since July 2000) -
                               Secretary                          Aeltus Capital, Inc.; Assistant General Counsel and Secretary
                                                                  (since July 2000) - Aeltus Trust Company; Assistant
                                                                  Secretary (January 2000 to July 2000) - Aeltus Trust
                                                                  Company; Counsel (May 1998 to July 2000) - Aetna Financial
                                                                  Services, Inc.

Brian K. Kawakami*             Vice President, Chief              Chief Compliance Officer & Director (since January 1996) -
                               Compliance Officer                 Aeltus Trust Company; Chief Compliance Officer (since
                                                                  August 1993) - Aeltus Capital, Inc.

Neil Kochen*                   Managing Director, Equity          Managing Director (since April 1996) - Aeltus Trust Company;
                               Investments                        Managing Director (since August 1996) - Aeltus Capital, Inc.


------------------------------------------------------------------------------------------------------------------------------------
Name                           Positions and Offices              Other Principal Position(s) Held
----                           with Investment Adviser            Since Dec. 31, 1998/Addresses
                               -----------------------            --------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Frank Litwin*                  Managing Director, Retail          Managing Director (since September 1997) - Aeltus Trust Company.
                               Marketing and Sales


L. Charles Meythaler*          Managing Director, Institutional   Director (since July 1997) - Aeltus Trust Company; Managing
                               Marketing and Sales                Director (since June 1997) - Aeltus Trust Company.

   * The principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602.

  ** The principal business address of Mr. McInerney is 151 Farmington
     Avenue, Hartford, Connecticut 06156.

 *** The principal business address of Mr. Tullis is 5780 Powers Ferry
     Road, NW, Atlanta, Georgia 30327-4390.

**** The principal business address of Mr. Turner is 20 Washington Avenue
     South, Minneapolis, Minnesota 55401.

ITEM 27.   PRINCIPAL UNDERWRITERS

       (a)    None

       (b) The following are the directors and principal officers of Aeltus Capital, Inc., the principal underwriter of the Registrant:

Name and Principal                    Positions and Offices                          Positions and Offices
Business Address*                     with Principal Underwriter                     with Registrant
-----------------                     --------------------------                     ---------------
J. Scott Fox                          Director, Managing Director, Chief             Director and President
                                      Operating Officer, Chief Financial Officer

Brian K. Kawakami                     Director, Vice President, Chief Compliance     None
                                      Officer

Frank Litwin                          Director, Managing Director                    Vice President

Michael Gioffre                       Assistant General Counsel and Secretary        Secretary

Daniel F. Wilcox                      Vice President, Finance and Treasurer          None

     *The principal business address of all directors and officers listed is 10
      State House Square, Hartford, Connecticut 06103-3602.

       (c)    Not applicable.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

       As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus, maintain physical possession of each account, book or other document, at 151 Farmington Avenue, Hartford, Connecticut 06156 and 10 State House Square, Hartford, Connecticut 06103-3602, respectively.

ITEM 29.   MANAGEMENT SERVICES

       Not applicable.

ITEM 30.   UNDERTAKINGS

       Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, Aetna Balanced VP, Inc. certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut, on the 26th day of April, 2001.


                                              AETNA BALANCED VP, INC.
                                           ----------------------------
                                              Registrant

                                           By    J. Scott Fox*
                                              ----------------------
                                                 J. Scott Fox
                                                 President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                                 Title                                                     Date
---------                                 -----                                                     ----
J. Scott Fox *                            President and Director                              )
---------------------------------------   (Principal Executive Officer)                       )
J. Scott Fox                                                                                  )
                                                                                              )
Albert E. DePrince, Jr.*                  Director                                            )
---------------------------------------                                                       )
Albert E. DePrince, Jr.                                                                       )
                                                                                              )
Maria T. Fighetti *                       Director                                            )
---------------------------------------                                                       )
Maria T. Fighetti                                                                             )
                                                                                              )
David L. Grove *                          Director                                            )     April 26, 2001
---------------------------------------                                                       )
David L. Grove                                                                                )
                                                                                              )
Sidney Koch *                             Director                                            )
---------------------------------------                                                       )
Sidney Koch                                                                                   )
                                                                                              )
Corine T. Norgaard*                      Director                                             )
---------------------------------------                                                       )
Corine T. Norgaard                                                                            )
                                                                                              )
Richard G. Scheide*                      Director                                             )
---------------------------------------                                                       )
Richard G. Scheide                                                                            )
                                                                                              )


John G. Turner*                          Director                                             )
---------------------------------------                                                       )
John G. Turner                                                                                )
                                                                                              )
Stephanie A. DeSisto*                    Treasurer and Chief Financial Officer                )
---------------------------------------  (Principal Financial and Accounting Officer)         )
Stephanie A. DeSisto                                                                          )

By:  /s/ Michael Gioffre
     -------------------------------------------
     *Michael Gioffre
     Attorney-in-Fact

 *Executed pursuant to Power of Attorney dated April 4, 2001 and filed with the Securities and Exchange Commission on April 26, 2001.

                             Aetna Balanced VP, Inc.
                                  EXHIBIT INDEX

Exhibit No.                Exhibit                                                                             Page
-----------                -------                                                                             ----
99-(b)                     Amended and Restated Bylaws
                                                                                                        --------------------

                           Investment Advisory Agreement between Aetna Balanced VP, Inc. (Registrant)
99-(d)                     and Aeltus Investment Management, Inc. (Aeltus)
                                                                                                        --------------------

                           Underwriting Agreement between the Registrant and Aeltus Capital,
99-(e)                     Inc. (ACI)
                                                                                                        --------------------

99-(i)                     Opinion and Consent of Counsel
                                                                                                        --------------------

99-(j)                     Consent of Independent Auditors
                                                                                                        --------------------